Subsequent events	12 Months Ended
Dec. 31, 2012
Subsequent events [Text Block]

25. Subsequent events

(a) Merger agreement for “Going private” transaction

On February 8, 2013, the Company announced that it has entered into an agreement and plan of merger (the "Merger Agreement") with Decade Sunshine Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands ("Parent"), and Decade Sunshine Merger Sub, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Parent ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the "Merger"). If completed, the Merger would result in the Company becoming a privately-held company and its ADSs would no longer be listed on the NASDAQ Global Market ("NASDAQ"). The Company’s Board of Directors, acting upon the unanimous recommendation of an independent committee formed by the Board of Directors (the "Independent Committee"), approved the Merger Agreement and the Merger contemplated in the Merger Agreement and resolved to recommend that the Company’s shareholders vote to approve and authorize the Merger Agreement and the Merger.

Pursuant to the terms of the Merger Agreement, each of the Company’s ordinary shares (a "Share"), including Shares represented by ADS, each representing seven Shares, issued and outstanding immediately prior to the effective time of the Merger will be cancelled in exchange for the right to receive US$2.20 in cash per Share, or US$15.40 per ADS, without interest, except for (i) the Shares beneficially owned by Parent, Merger Sub or certain Shares beneficially owned by certain directors, officers or employees of the Company (collectively, the "Rollover Shareholders"), and certain restricted shares and restricted share units issued by the Company to the Rollover Shareholders (collectively, the "Consortium Shares"), (ii) the Shares beneficially owned by the Company or any direct or indirect wholly owned Subsidiary of the Company and (iii) the Shares owned by holders who have validly exercised and not effectively withdrawn or lost their appraisal rights pursuant to Section 238 of the Cayman Islands Companies Law, as amended.

On March 24, 2013 the Company announced that it has called an extraordinary general meeting of shareholders (the "EGM"), to be held on April 25, 2013 to consider and vote on the proposal to adopt the Merger Agreement.

On April 22, 2013 the Company announced that the Independent Committee has received a proposal letter (the "Proposal Letter") dated April 22, 2013 from Dr. Lou, and CITIC PE, in connection with the proposed merger under the agreement and plan of merger dated as of February 8, 2013, by and among the Company, Parent and Merger Sub. In the Proposal Letter, Dr. Lou and CITIC PE proposed to increase the merger consideration payable to holders of ordinary shares, par value $0.0001 per share, of the Company (the "Shares"), and holders of American Depository Shares of the Company, each representing seven Shares (the "ADSs"), from $2.20 per Share, or $15.40 per ADS, under the Merger Agreement to $2.3857 per Share, or $16.70 per ADS, pursuant to a proposed amendment to the Merger Agreement.

On April 24, 2013 the Company announced that it has entered into an amendment (the "Amendment") to its previously announced agreement and plan of merger dated as of February 8, 2013, by and among Parent, Merger Sub and the Company (the "Merger Agreement", and the Merger Agreement as so amended, the "Amended Merger Agreement"), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent. The Amendment follows the revised "going private" proposal from Dr. Lou, and CITIC PE (and together with Dr. Lou, the "Buyer Consortium") to increase the merger consideration under the Merger Agreement that was received and announced by the Company on April 22, 2013. If completed, the Merger would result in the Company becoming a privately-held company and its ADSs would no longer be listed on the NASDAQ.

Pursuant to the Amendment, the merger consideration payable to holders of ordinary shares, par value $0.0001 per share, of the Company (the "Shares"), and holders of ADSs, under the Merger Agreement is increased from $2.20 per Share, or $15.40 per ADS, to $2.3857 per Share, or $16.70 per ADS. Parent intends to finance the increase in the merger consideration through a combination of additional convertible note financing from CITIC PE and additional cash in the Company.

The Company’s Board of Directors, acting upon the unanimous recommendation of the Independent Committee, has approved the Amended Merger Agreement and the transactions contemplated thereby, including the Merger, and resolved to recommend that shareholders and ADS holders of the Company vote to approve and adopt the Amended Merger Agreement and the transactions contemplated thereby, including the Merger. The Independent Committee, which is composed solely of independent directors unrelated to Parent, Merger Sub or any of the management members of the Company, negotiated the terms of the Amended Merger Agreement with the assistance of its legal and financial advisors.

The Company will give notice to shareholders of the date on which the adjourned extraordinary general meeting will be reconvened as soon as a date is selected.

The Merger contemplated in the Amended Merger Agreement, which is currently expected to close during the second quarter of 2013, is subject to various closing conditions, including the approval by an affirmative vote of shareholders representing two-thirds or more of Shares present and voting in person or by proxy as a single class at the extraordinary general meeting, as well as certain other customary closing conditions.

On April 25, 2013 the Company announced that, at the duly convened EGM held at 10:00am Beijing time on April 25, 2013, Dr. Lou, as the chairman of EGM, declared that EGM be adjourned to a later date as soon as practicable in order to allow additional time for the Company to provide updated information to the shareholders regarding the Merger Agreement, dated as of February 8, 2013, by and among Parent, Merger Sub and the Company, as amended by the Amended Merger Agreement. Apart from the adjournment of the EGM, no other business was conducted at the EGM. The Company expects to file with the SEC and send to shareholders promptly a supplement to the definitive proxy statement dated March 25, 2013 relating to the Amended Merger Agreement. The Company will give notice to shareholders of the date on which the adjourned EGM will be reconvened as soon as a date is selected.

On April 26, 2013 the Company filed with the SEC a draft supplement to the definitive Proxy statement dated March 25, 2013 relating to the Amended Merger Agreement.